                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant[X]
Filed by a Party other than the Registrant[ ]
Check the appropriate box:



[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                               ASB FINANCIAL CORP.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    -------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

       1)     Title of each class of securities to which transaction applies:

              ---------------------------------------------------------------
       2)     Aggregate number of securities to which transaction applies:

              ---------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

              ---------------------------------------------------------------
       4)     Proposed maximum aggregate value of transaction:

              ---------------------------------------------------------------
       5)     Total fee paid:

              ---------------------------------------------------------------

[   ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)     Amount Previously Paid:

              --------------------------------------
       2)     Form, Schedule or Registration Statement No.:

              --------------------------------------
       3)     Filing Party:

              --------------------------------------
       4)     Date Filed:

              --------------------------------------

                               ASB FINANCIAL CORP.
                             503 CHILLICOTHE STREET
                             PORTSMOUTH, OHIO 45662
                                 (614) 354-3177

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

       The 1997 Annual Meeting of Shareholders of ASB Financial Corp. ("ASB") will be held at the Holiday Inn, U.S. Route 23 North, Portsmouth, Ohio 45662, on October 22, 1997, at 11:00 a.m., local time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

              1.     To elect three directors of ASB for terms expiring in 1999;

              2. To ratify the selection of Grant Thornton LLP as the auditors of ASB for the current fiscal year; and

              3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

       Only shareholders of ASB of record at the close of business on August 29, 1997, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. The giving of a Proxy does not affect your right to vote in person in the event you attend the Annual Meeting.

                                             By Order of the Board of Directors

Portsmouth, Ohio                             Gerald R. Jenkins, President
September 19, 1997

                               ASB FINANCIAL CORP.
                             503 CHILLICOTHE STREET
                             PORTSMOUTH, OHIO 45662
                                 (614) 354-3177

                                 PROXY STATEMENT

                                     PROXIES

       The enclosed Proxy is being solicited by the Board of Directors of ASB Financial Corp. ("ASB") for use at the 1997 Annual Meeting of Shareholders of ASB to be held at the Holiday Inn, U.S. Route 23 North, Portsmouth, Ohio 45662, on October 22, 1997, at 11:00 a.m., local time, and at any adjournments thereof (the "Annual Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by a shareholder executing a later dated proxy which is received by ASB before the Proxy is exercised or by giving notice of revocation to ASB in writing or in open meeting before the Proxy is exercised. Attendance at the Annual Meeting will not, of itself, revoke a Proxy.

       Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

              FOR the reelection of William J. Burke, Lee O. Fitch and Gerald R. Jenkins as directors of ASB for terms expiring in 1999; and

              FOR the ratification of the selection of Grant Thornton LLP ("Grant Thornton") as the auditors of ASB for the current fiscal year.

       Proxies may be solicited by the directors, officers and other employees of ASB and American Savings Bank, fsb ("American"), in person or by telephone, telegraph or mail only for use at the Annual Meeting. The Proxies will not be used for any other meeting. The cost of soliciting Proxies will be borne by ASB.

       Only shareholders of record as of the close of business on August 29, 1997 (the "Voting Record Date"), are entitled to vote at the Annual Meeting. Each such shareholder will be entitled to cast one vote for each share owned. ASB's records disclose that, as of the Voting Record Date, there were 1,721,412 votes entitled to be cast at the Annual Meeting.

       This Proxy Statement is first being mailed to shareholders of ASB on or about September 19, 1997.

                                  VOTE REQUIRED

ELECTION OF DIRECTORS

       Under Ohio law and ASB's Code of Regulations (the "ASB Regulations"), the three nominees receiving the greatest number of votes will be elected as directors. Shares as to which the authority to vote is withheld will not be counted toward the election of directors or toward the election of the individual nominees specified on the Proxy. If the accompanying Proxy is signed and dated by the shareholder but no vote is specified thereon, the shares held by such shareholder will be voted FOR the reelection of the three nominees.

RATIFICATION OF SELECTION OF AUDITORS

       The affirmative vote of the holders of a majority of the shares of ASB represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Grant Thornton as the auditors of ASB for the current fiscal year. The effect of an abstention is the same as a vote against ratification. If the accompanying Proxy is signed and dated by the shareholder but no vote is specified thereon, the shares held by such shareholder will be voted FOR the ratification of the selection of Grant Thornton as auditors.

              VOTING SECURITIES AND OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

       The following table sets forth certain information with respect to the only persons known to ASB to own beneficially more than five percent of the outstanding common shares of ASB as of August 31, 1997:


                                         Amount and nature of
                                         beneficial ownership
                              --------------------------------------------
Name and Address              Sole voting and/or      Shared voting and/or         Percent of
----------------               investment power        investment power        shares outstanding
                               ----------------        ----------------        ------------------

First Bankers Trust, N.A.
1201 Broadway
Quincy, Illinois 62301             126,542 (1)               33,081                   7.38%


Lee O. Fitch (2)                    23,154 (3)               69,158                   5.36%

---------------------------

(1)    Consists of the shares held by First Bankers Trust, N.A., as the Trustee for the ASB
       Financial Corp. Employee Stock Ownership Plan (the "ESOP"). First Bankers Trust
       Company, N.A. (the "ESOP Trustee"), has shared investment power over all shares held in the ESOP Trust and sole voting power over shares held in the ESOP Trust which have not been allocated to the accounts of ESOP participants.

(2)    May be contacted at the address of ASB.

(3)    Includes 61,702 shares held by the American Savings Bank, fsb Management Recognition
       Plan and Trust Agreement (the "MRP"). Mr. Fitch is a trustee of the MRP and as such has shared voting power over such shares.

       The following table sets forth certain information with respect to the number of common shares of ASB beneficially owned by each director of ASB and by all directors and executive officers of ASB as a group as of August 31, 1997:

                                         Amount and nature of                   Percent of
Name and Address (1)                    beneficial ownership (2)          shares outstanding (3)
--------------------                 ---------------------------          ----------------------

William J. Burke                             34,753 (4)                            2.02%
Lee O. Fitch                                 92,312 (5)                            5.36
Gerald R. Jenkins                            44,710 (6)                            2.59
Victor W. Morgan                             33,433 (7)                            1.94
Louis M. Schoettle, M.D.                     33,456 (8)                            1.94
Robert M. Smith                              32,385 (9)                            1.87
All directors and executive
    officers of ASB
    as a group (9 persons)                  280,088 (10)                          16.00%
-----------------------------


(1)    Each of the persons listed in this table may be contacted at the address of ASB.

(2)    All shares are owned directly with sole voting or investment power unless otherwise indicated by footnote.

(3)    Assumes a total of 1,721,412 common shares outstanding, plus the number of shares such person or group has the right to acquire within 60 days, if any.

(4)    Includes 2,356 shares which may be acquired upon the exercise of an option and 17,303 shares as to which Mr. Burke shares voting and investment power.

(5)    Includes 2,356 shares which may be acquired upon the exercise of an option, 7,456 shares as to which Mr. Fitch has shared voting and investment power and 61,702 shares held by the
       MRP as to which Mr. Fitch has shared voting power as a Trustee of the MRP.

(6)    Includes 4,907 shares which may be acquired upon the exercise of an option, 1,419 shares owned by Mr. Jenkins' spouse and 24,562 shares as to which Mr. Jenkins has shared voting and investment power.

(7)    Includes 981 shares which may be acquired upon the exercise of an option and 32,452 shares as to which Mr. Morgan has shared voting and investment power.

(8)    Includes 2,356 shares which may be acquired upon the exercise of an option and 31,100 shares as to which Dr. Schoettle has shared voting and investment power.

(9)    Includes 8,372 shares which may be acquired upon the exercise of an option, 3,533 shares owned by Mr. Smith's spouse and 13,607 shares as to which Mr. Smith has shared voting and investment power.

(10)   Includes 28,868 shares which may be acquired upon the exercise of options, 61,702 shares held by the MRP as to which Mr. Fitch has shared voting power as Trustee of the MRP and
       130,796 shares as to which the officers and directors of ASB have shared voting and investment power.

                               BOARD OF DIRECTORS

ELECTION OF DIRECTORS

       The ASB Regulations provide for a Board of Directors consisting of six persons divided into two classes. In accordance with Section 2.03 of the Regulations, nominees for election as directors may be proposed only by the directors or by a shareholder entitled to vote for directors if such shareholder has submitted a written nomination to the Secretary of ASB by the later of the August 15th immediately preceding the annual meeting of shareholders or the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. Each such written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of common shares of ASB owned either beneficially or of record by each such nominee and the length of time such shares have been so owned.

       Each of the directors of ASB is also a director of American. Each nominee became a director of ASB in connection with the conversion of American from mutual to stock form (the "Conversion") and the formation of ASB as the holding company for American.

       The Board of Directors proposes the reelection of the following persons to serve as directors of ASB until the annual meeting of shareholders in 1999 and until their successors are duly elected and qualified or until their earlier resignation, removal from office or death:

                                                          Director
                                                           of ASB
Name                  Age (1)     Position(s) held          since
----                  -------     ----------------         -------
William J. Burke        56        Director                   1995
Lee O. Fitch            81        Director                   1995
Gerald R. Jenkins       62        Director and President     1995

-------------------------

(1)    As of September 15, 1997.

       If any nominee is unable to stand for election, any Proxies granting authority to vote for such nominee will be voted for such substitute as the Board of Directors recommends.

       The following directors will continue to serve after the Annual Meeting for the terms indicated:

                                                                    Director
                                                                     of ASB
Name                            Age (1)       Position(s) held        since      Term expires
----                            -------       ----------------        ------     ------------
Victor W. Morgan                  70          Director                 1995         1998
Louis M. Schoettle, M.D           71          Director                 1995         1998
Robert M. Smith                   51          Director and Vice        1995         1998
                                              President

-----------------------------

(1)    As of September 15, 1997.

       MR. BURKE is a director, the chief executive officer and the marketing manager of OSCO Industries, Inc., a manufacturing company which has its principal place of business in Portsmouth, Ohio. He has been employed by OSCO Industries, Inc., since 1977.

       MR. FITCH is a shareholder and director of the law firm of Miller, Searl and Fitch, L.P.A. He has practiced law with Miller, Searl and Fitch since 1950.

       MR. JENKINS, the President and Chief Executive Officer of ASB and American, has been employed by American since 1967. Prior to becoming President in 1983, he held various positions at American including Secretary and Vice President. Mr. Jenkins has informed the Board of Directors that he expects to retire from his positions as President and Chief Executive Officer of ASB and American effective January 1998. It is expected that Mr. Jenkins will continue to serve ASB and American as Chairman of the Board and that Mr. Smith will assume the duties of President and Chief Executive Officer of ASB and American.

       MR. MORGAN retired in 1990 after over 40 years with Morgan Brothers, Inc., a retail jewelry business in Portsmouth. At the time of his retirement, he was President of Morgan Brothers, Inc.

       DR. SCHOETTLE is a physician. He retired from active practice in 1994 after over 35 years of practicing medicine in Portsmouth. Dr. Schoettle also owns and operates a 1,100 acre farm.

       MR. SMITH has been employed by American since 1966 and is currently the Executive Vice President and Chief Financial Officer of American, positions he has held since 1988. He also currently serves ASB as Vice President. Prior positions held by Mr. Smith with American include Secretary and Treasurer.

MEETINGS OF DIRECTORS

       The Board of Directors of ASB met 13 times for regularly scheduled and special meetings.

       Each director of ASB is also a director of American. The Board of Directors of American met 12 times for regularly scheduled and special meetings during the fiscal year ended June 30, 1996.

COMMITTEES OF DIRECTORS

       The Board of Directors of ASB has an Audit Committee and a Stock Option Committee. The full Board of Directors serves as a nominating committee.

       The Audit Committee recommends audit firms to the full Board of Directors and reviews and approves the annual independent audit report. The members of the Audit Committee are Messrs. Morgan, Burke and Fitch. The Audit Committee met twice during the fiscal year ended June 30, 1997.

       The Stock Option Committee is responsible for administering the ASB Financial Corp. Stock Option and Incentive Plan (the "Stock Option Plan"), including interpreting the Stock Option Plan and awarding options pursuant to its terms. Its members are Messrs. Burke, Fitch and Morgan. The Stock Option Committee met once during the fiscal year ended June 30, 1997.

       The Board of Directors of American has an Executive Committee, a Finance Committee and a MRP Committee.

       The members of the Executive Committee are Messrs. Jenkins, Smith and Burke and Dr. Schoettle. The Executive Committee serves as a loan approval committee and is authorized to act on behalf of the Board of

Directors between regular meetings of the Board of Directors. The Executive Committee met eight times during the fiscal year ended June 30, 1997.

       The Finance Committee is comprised of Messrs. Jenkins, Fitch and Morgan. The function of the Finance Committee is to determine compensation for American's executive officers and to make recommendations to the Board of Directors regarding employee compensation matters. The Finance Committee met twice during the fiscal year ended June 30, 1997.

       The MRP Committee administers the MRP. Such committee consists of Messrs. Burke, Morgan and Fitch. The MRP Committee met once during the 1997 fiscal year.

                               EXECUTIVE OFFICERS

       In addition to Mr. Jenkins, the President of both ASB and American, and Mr. Smith, the Vice President of ASB and the Executive Vice President of American, the following persons are executive officers of ASB and American and hold the designated positions:


     Name                       Age (1)            Position(s) held
     ----                       -------            ----------------

    Carlisa R. Baker              35               Treasurer of American and ASB

    M. Kathryn Scott              46               Secretary of American and ASB

    Jack A. Stephenson            45               Vice President/Lending of American

----------------------------------

    (1)    As of September 15, 1997.

       MS. BAKER has been employed by American since 1979. In 1993, she was promoted to her present position as Treasurer. In that capacity, she is responsible for American's accounting department. Ms. Baker has served as the Treasurer of ASB since November 1995.

       MS. SCOTT has been employed by American since 1984. She is responsible for American's deposit activities. She has also served as American's corporate Secretary since 1993 and ASB's corporate Secretary since January 1995.

       MR. STEPHENSON has been employed by American since 1987. Since 1988 he has served as American's Vice President responsible for lending activities.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

       The following table sets forth the compensation paid to Gerald R. Jenkins, the President of ASB and American, and to Robert M. Smith, the Executive Vice President of ASB and Chief Financial Officer of American, for the fiscal years ended June 30, 1997, 1996 and 1995. No other executive officer of ASB earned salary and bonus in excess of $100,000 during such periods.

                           Summary Compensation Table
                           --------------------------


                                         -----------------------------------------------------------------------------------
                                            Annual compensation           Long term compensation         All other
                                                                                                        compensation
     -----------------------------------------------------------------------------------------------------------------------
                                                                               Awards
                                                                  -------------------------------------
      Name and principal    Year        Salary($)     Bonus($)       Restricted          Securities
      position                                                      stock awards         underlying
                                                                         ($)           options/SARs (#)

     -----------------------------------------------------------------------------------------------------------------------
    Gerald R. Jenkins       1997         $99,100      $ 6,800               --            58,917 (1)       $54,061 (2)
       President            1996         $94,400      $ 9,210        $92,953 (3)          42,849 (4)       $15,900
                            1995         $89,900      $13,200               --              --             $13,200

    Robert M. Smith         1997         $78,750      $ 5,200               --            47,134 (1)       $45,513 (5)
       Vice President       1996          72,150        7,040        $83,295 (3)          34,279 (4)       $15,900
                            1995          68,700       10,100               --              --             $13,200

      -------------------------

       (1)    Represents an adjustment to the number of common shares of ASB underlying options granted to Mr. Jenkins and
              Mr. Smith during the year ended June 30, 1996. Pursuant to the terms of the Stock Option Plan, the Board of
              Directors adjusted the number of shares covered by, and the exercise price of, the options granted to Mr.
              Jenkins and Mr. Smith in fiscal 1996 in connection with the tax free return of capital paid by ASB in fiscal
              1997.

       (2)    Consists of directors' fees of $17,700 and the $36,361 value of allocations to Mr. Jenkins' account under the
              ESOP. Does not include amounts attributable to miscellaneous benefits received by Mr. Jenkins, the cost of which was less than 10% of his annual salary and bonus.

       (3)    On November 15, 1995, Mr. Jenkins and Mr. Smith were awarded 6,855 and 6,170 common shares, respectively, pursuant to the MRP. Mr. Jenkins and Mr. Smith paid no consideration for such shares. Such shares are earned and non-forfeitable at the rate of one-fifth per year on the anniversary of the date of the award, beginning on
              November 15, 1996, assuming continued employment with, or service on, the Board of Directors of American. The market price of ASB's shares on November 15, 1995, determined by reference to the closing bid for ASB's shares on the Nasdaq National Market ("Nasdaq") on such date, was $13.50 per share. The aggregate market value of the shares awarded to Mr. Jenkins and Mr. Smith under the MRP, as of such date, was $92,543 and $83,295, respectively. As of June 30, 1997, the shares which have been awarded to Mr. Jenkins and Mr. Smith under the
              MRP had an aggregate market value of approximately $80,546 and, $72,498, respectively. In addition, dividends and other distributions paid on such shares and earnings on such dividends and distributions will be distributed to Mr. Jenkins and Mr. Smith according to the vesting schedule.
      (Footnotes continued on next page)

       (4) Represents the number of common shares of ASB underlying options granted to Mr. Jenkins and Mr. Smith pursuant to the Stock Option Plan during the fiscal year ended June 30, 1996.

       (5) Consists of directors' fees of $17,700 and the $27,813 aggregate value of allocations to Mr. Smith's account under the ESOP. Does not include amounts attributable to miscellaneous benefits received by Mr. Smith, the cost of which was less than 10% of his annual salary and bonus.

SALARY PLAN

       American maintains a non-qualified retirement plan (the "Salary Plan") for the benefit of its five executive officers. The Plan provides for continued monthly compensation to an employee, or his or her beneficiary, for 180 months following the employee's retirement from American at age 65, provided the employee has completed 15 consecutive years of service to American. The Salary Plan provides for a reduced benefit if the employee retires after age 55 and before age 65. If the employee's employment is terminated prior to the employee attaining age 55 for any reason other than total disability or death, the employee is not entitled to receive any benefits under the Salary Plan. The benefit payable to Mr. Jenkins under the Salary Plan, assuming his retirement at age 65, is $5,000 per month for 180 months. The benefit payable to Mr. Smith under the Salary Plan, assuming his retirement at age 65, is $4,000 per month for 180 months.

STOCK OPTION PLAN

       At the 1995 Annual Meeting of Shareholders of ASB, the Shareholders approved the Stock Option Plan. Pursuant to the Stock Option Plan, 171,396 common shares were reserved for issuance by ASB upon the exercise of options to be granted to certain directors, officers and employees of American and ASB from time to time under the Stock Option Plan. Options to purchase 145,684 common shares of ASB were awarded pursuant to the Stock Option Plan during the 1996 fiscal year. No options were awarded pursuant to the Stock Option Plan during the 1997 fiscal year.

       The Stock Option Committee may grant options under the Stock Option Plan at such times as they deem most beneficial to American and ASB on the basis of the individual participant's responsibility, tenure and future potential to American and ASB.

       Options granted to the officers and employees under the Stock Option Plan may be "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Options granted under the Stock Option Plan to directors who are not employees of ASB or American will not qualify under the Code and thus will not be incentive stock options ("Non-Qualified Stock Options").

       The option exercise price of each option granted under the Stock Option Plan will be determined by the Committee at the time of option grant, with the exception that the exercise price for an option must not be less than 100% of the fair market value of the shares on the date of the grant. In addition, the exercise price of an ISO may not be less than 110% of the fair market value of the shares on the date of the grant if the recipient owns more than 10% of ASB's outstanding common shares. The Committee shall fix the term of each option, except that an ISO shall not be exercisable after the expiration of ten years from the date it is granted; provided, however, that if a recipient of an ISO owns a number of shares representing more than 10% of the ASB shares outstanding at the time the ISO is granted, the term of the ISO shall not exceed five years. One-fifth of such stock options awarded under the Stock Option Plan will become exercisable on each of the first five anniversaries of the date of the award.

       An option recipient cannot transfer or assign an option other than by will or in accordance with the laws of descent and distribution. Termination for cause, as defined in the Stock Option Plan, will result in the annulment of any outstanding options and any options which have not yet become exercisable shall terminate upon the resignation, removal or retirement of a director of ASB or American, or upon the termination of employment of an officer or employee of ASB or American, except in the case of death or disability.

       The following table sets forth information regarding the number and value of unexercised options held by Mr. Jenkins and Mr. Smith at June 30, 1997:

   Aggregated Option/SAR Exercises in Last Fiscal Year and 6/30/97 Option /SAR Values
   ----------------------------------------------------------------------------------

                                                                   Number of Securities Underlying         Value of Unexercised
                                                                     Unexercised Options/SARs at       In-the-Money Options/SARs at
Name                     Shares Acquired            Value                    6/30/97 (#)                      6/30/97 ($)(2)
                         on Exercise (#)        Realized ($)(1)       Exercisable/Unexercisable          Exercisable/Unexercisable
------------------------------------------------------------------------------------------------------------------------------

Gerald R. Jenkins           5,000                  $18,125                   6,783/47,134                     $11,328/$78,714

Robert M. Smith               766                  $ 2,777                   8,661/37,707                     $14,464/$62,971

-----------------------------

 (1) The value realized is the difference between the $13.875 exercise price and the fair market value of ASB common shares, which was $17.50 per share on December 5, 1996, the date of exercise, based on the closing bid price reported by the Nasdaq National Market.

(2) For purposes of this table, the value of the option was determined by multiplying the number of shares subject to the unexercised option by the difference between the $10.08 exercise price and the fair market value of ASB's common shares, which was $11.75 on June 30, 1997, based on the closing bid price reported by the Nasdaq National Market.

MANAGEMENT RECOGNITION PLAN

        At the 1995 Annual Meeting of the Shareholders of ASB, the shareholders approved the MRP. With funds contributed by American, the MRP purchased 68,558 common shares, 34,963 of which were awarded to directors and executive officers of ASB and American during the 1996 fiscal year.

        The MRP is administered by the MRP Committee. The MRP Committee determines which directors and employees of American will be awarded shares under the MRP and the number of shares awarded; provided, however, that the aggregate number of shares covered by awards to any one director or employee shall not exceed 25% of the shares held pursuant to the MRP and directors who are not employees of American may not receive more than 5% of such shares individually or 30% in the aggregate.

        Unless the MRP Committee specifies a longer time period at the time of an award of shares, one-fifth of such shares will be earned and non-forfeitable on each of the first five anniversaries of the date of the award. Until shares awarded are earned by the participant, such shares will be forfeited in the event that the participant cases to be either a director or an employee of American, except that in the event of the death or disability of a participant, the participant's shares will be deemed to be earned and nonforfeitable.

        The shares will be distributed as soon as practicable after they are earned. A participant may direct the voting of all shares awarded to him or her prior to such shares being earned and will be entitled to the benefit of any dividends or other distributions paid on such shares. However, a participant will not be allowed, for five years from the effective date of the Conversion, to direct the voting of common shares awarded, but not yet earned and distributed, if such participant would, if permitted to vote such awarded shares, be deemed to own in excess of ten percent (10%) of all issued and outstanding common shares of ASB. Shares that have been awarded, but not earned, may not be transferred.

EMPLOYEE STOCK OWNERSHIP PLAN

        ASB established the ESOP for the benefit of employees of ASB and its subsidiaries, including American, who are age 21 or older and who have completed at least one year of service with ASB and its subsidiaries. The ESOP provides an ownership interest in ASB to all full-time employees of ASB and its subsidiaries.

        Contributions to the ESOP and shares released from the suspense account are allocated among participants on the basis of compensation. Except for participants who retire, become disabled, or die during the plan year, all other participants must have completed as least 1,000 hours of service in order to receive an allocation. Benefits become fully vested after five years. Employees of ASB and American were given credit for vesting purposes for years of service to American prior to the effective date of the ESOP. Vesting is accelerated upon retirement at or after age 65, death, disability or termination of the ESOP. Shares allocated to the account of a participant whose employment by American terminates prior to having satisfied the vesting requirement will be forfeited. Forfeitures will be reallocated among remaining participating employees. Benefits may be paid either in ASB's common shares or in cash. Benefits may be payable upon retirement, death, disability or separation from service. Benefits payable under the ESOP cannot be estimated.

        ASB common shares and other ESOP funds are held and invested by the ESOP Trustee. The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of participating employees. The ESOP Trustee has no authority to vote allocated shares in respect of which no instructions are received from the participating employee. Unallocated shares are voted by the ESOP Trustee in its sole discretion.

        As of August 31, 1997, 33,081 of the 126,960 common shares of the Company held in the ESOP Trust had been allocated to the accounts of participants.

DIRECTOR COMPENSATION

        Each director currently receives a fee of $300 per month for service as a director of ASB and a fee of $1,200 per month for service as a director of American. In addition, each member of American's Audit Committee receives $50 per committee meeting attended. During the fiscal year ended June 30, 1997, a total of $106,200 was paid in directors' fees.

        In December 1981 American instituted a deferred compensation benefit plan pursuant to which the directors could defer payment of their director's fees. Effective April 14, 1995, each of the six directors entered into agreements with American which restated such plan, transferred all amounts previously deferred to a trust, and provided that all future deferred amounts be contributed to the trust. The amounts deferred will be used to purchase common shares of ASB at various times throughout the year. Dividends on ASB shares, to the extent permitted by law and regulations governing ASB's operations, shall be reinvested in ASB shares. One month after a director ceases to be an active director of American, American shall pay the director's deferred amount in a lump sum, or at the director's option, in equal monthly payments for a period of not less than five nor more than ten years. The deferred amount shall be paid in common shares of ASB unless American shall deem it prudent to convert the shares into cash.

        If a director dies while serving as a director of American, equal monthly payments for a period of ten years will be made to the director's beneficiary. Such death benefit payments will total the amount the director would have received if he had retired on the day of his death.

                              SELECTION OF AUDITORS

        The Board of Directors has selected Grant Thornton as the auditors of ASB for the current fiscal year and recommends that the shareholders ratify the selection. Management expects that a representative of Grant Thornton will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

                   PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

        Any proposals of shareholders intended to be included in ASB's proxy statement for the 1998 Annual Meeting of Shareholders should be sent to ASB by certified mail and must be received by ASB not later than May 22, 1998.

        Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

        IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

                                        By Order of the Board of Directors






                                        Gerald R. Jenkins, President


September 19, 1997

                                 REVOCABLE PROXY


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               ASB FINANCIAL CORP.

             ASB FINANCIAL CORP. 1997 ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 22, 1997

        The undersigned shareholder of ASB Financial Corp. ("ASB") hereby constitutes and appoints Victor W. Morgan and Louis M. Schoettle, M.D., or either one of them, as the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of ASB to be held at the Holiday Inn, U.S. Route 23 North, Portsmouth, Ohio 45662, on October 22, 1997, at 11:00 a.m. Eastern Daylight Time (the "Annual Meeting"), all of the shares of ASB which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy
Statement:

1.      The election of three directors for terms expiring in 1999:


                     FOR all nominees                                   WITHHOLD authority to
            [  ]     listed below                           [   ]       vote for all nominees
                     (except as marked to the                           listed below:
                           contrary below):

                                                     William J. Burke
                                                     Lee O. Fitch
                                                     Gerald R. Jenkins

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

--------------------------------------------------------------------------------


2. The ratification of the selection of Grant Thornton LLP, certified public accountants, as the auditors of ASB for the current fiscal year.


            [  ]  FOR               [  ]  AGAINST               [  ] ABSTAIN

3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

         IMPORTANT: PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

        The Board of Directors recommends a vote "FOR" the nominees and the proposal listed on the reverse side.

        This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise specified, the shares will be voted FOR proposals 1 and 2.

            All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the 1997 Annual Meeting of Shareholders of ASB and of the accompanying Proxy Statement is hereby acknowledged.

        Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.


____________________________                ______________________________
Signature                                   Signature


____________________________                ______________________________
Print or Type Name                          Print or Type Name


Dated: _____________________                Dated: _______________________


PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.